Securities	12 Months Ended
Dec. 31, 2024
Securities
Securities

Note 6. Securities

As at December 31:	2024	2023
Short-term securities
Equity securities at FVTPL, publicly traded	$—	$2,798
Debt securities at FVTPL, unlisted	15,806	—
Debt securities at FVTOCI, publicly traded	7,681	10,160
	$23,487	$12,958
Long-term securities
Equity securities in an affiliate at FVTPL, unlisted	$—	$2,966

Debt securities at FVTOCI included sovereign bonds issued by a European government of $7,358 and $9,840 respectively, as at December 31, 2024 and 2023, which represented 31% and 76%, respectively, of total short-term securities. Equity securities in an affiliate at FVTPL were reclassified to equity method investments in 2024.

Debt securities at FVTPL included a term deposit in a European bank with a maturity period of six months.

Equity securities at FVTPL included investments in publicly traded stock markets of Asia.